                                                                    Exhibit 23.1

                                                CONSENT OF SEIGEL SMITH


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form SB-2A2 for CALWEST Ventures, Inc., of our report dated January 31, 2001 relating to the December 31, 2000 financial statements of CALWEST Ventures, Inc., which appears in such Prospectus.

/s/ Seigel Smith Formerly Seigel Smith & Garber, LLP
Seigel Smith Formerly Seigel Smith & Garber, LLP

July 2, 2001